                                                                   EXHIBIT 10.2*

                      SECOND AMENDMENT TO LICENSE AGREEMENT
                           DATED JUNE 3, 1999 BETWEEN
              TOMMY HILFIGER LICENSING, INC. AND MOVADO GROUP, INC.


      AGREEMENT entered into as of the 1st day of August 2002 by and between TOMMY HILFIGER LICENSING, INC., a Delaware corporation, having an address at University Plaza - Bellevue Building, 262 Chapman Road, Suite 103A, Newark, Delaware 19702 (hereinafter referred to as "Hilfiger") and MOVADO GROUP, INC., a New York corporation having its offices at 650 From Road, Paramus, New Jersey 07652 ("MGI") and MOVADO WATCH COMPANY, S.A., successor by merger with N.A. TRADING, S.A., a Swiss corporation, having its offices at Bettlachstrasse 8, 2540 Grenchen, Switzerland ("MWC"). MGI and MWC are hereinafter jointly referred to as "Licensee".

                              W I T N E S S E T H:

      WHEREAS, Hilfiger and Licensee entered into a license agreement dated June 3, 1999, which license agreement was previously amended by amendment dated January 16, 2002 (the "License"); and

      WHEREAS, the parties have agreed to the amendments to the License contained herein.

      NOW, THEREFORE, the parties hereto, in consideration of the mutual agreements contained and promises herein expressed, and for other good consideration acknowledged by each of them to be satisfactory and adequate, do hereby agree as follows:

      1. All capitalized terms used herein shall have the meanings ascribed to them in the License.

      2. The following is inserted into the License as Paragraph 1.3A:

            "1.3A DISTRIBUTOR means a wholesale distributor approved by Hilfiger to purchase Licensed Products from Licensee and to resell the same to

*(CONFIDENTIAL PORTIONS OF THIS EXHIBIT HAVE BEEN OMITTED FROM PAGES 3, 5, 6 AND FROM EXHIBITS "R" AND "S" THERETO AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION ("SEC") PURSUANT TO RULE 24b-2 OF THE SECURITIES EXCHANGE ACT OF 1934 ("1934 ACT")).

            approved customers as set forth in Paragraph 7.7 below and who shall agree in writing to be bound by paragraphs 7.7 and 7.8."

      3. Paragraph 1.10 of the License is hereby amended by inserting the following after the word "achieve":

            "in each Region and Area of the Territory"

      4. Paragraph 1.11 of the License is hereby amended by inserting the following immediately before the word "retailers":

            "Distributors and to"

      5. Paragraph 1.19 of the License is hereby amended by deleting the same in its entirety and replacing it with the following:

            "1.19 TERRITORY means the following regions ("Regions") defined below:

            a. WESTERN HEMISPHERE means the Region including the United States (including its territories and possessions as of the date of this Agreement), Canada, the Caribbean Islands (as set forth in Exhibit N), duty free shops (such as, but not limited to, DFS) only worldwide, United States military bases worldwide and Mexico.

            b.    EUROPE means the Region including the following areas
                  ("Areas"):

                  (i) NORTH EUROPE means the Area including Germany, Austria, Switzerland, Benelux, France, Denmark, Sweden, Iceland, Norway and Finland;

                  (ii) SOUTH EUROPE means the Area including Spain, Portugal, Greece, Turkey, Italy and the Middle East; and

                  (iii) UNITED KINGDOM means the Area including England, Ireland, Northern Ireland, Scotland and Wales.

            c. PAN PACIFIC means the Region including Hong Kong, Southeast Asia and Australia (specifically not including Japan or Korea)."

      6. Paragraph 3.1 is hereby amended by deleting the words "December 31, 2005" and substituting in lieu thereof "December 31, 2006".

      7. Paragraph 3.2 is hereby amended by deleting the words "December 31, 2010" and substituting in lieu thereof "December 31, 2011".

      8. Paragraph 4.1 of the License is hereby amended by:


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
            (a) deleting the first two sentences thereof and replacing them with the following:

                  "Licensee will, at its sole cost and expense, employ the following persons or persons with similar titles and responsibility, who will all, except as specifically indicated, work exclusively with Hilfiger's representatives on Licensee's business arising under this Agreement and will report directly to the President of Licensee or his or her designee:

                  Region                  Position
                  ------                  --------
                  Global                  President
                  Western Hemisphere      Vice President of Sales
                  Global                  Vice President of Marketing
                  Global                  Designer
                  Global                  Vice President of Design and
                                          Product Development
                  Europe                  General Manager (non-exclusive)
                  Europe                  Vice President of Sales
                  Pan Pacific             General Manager (non-exclusive)
                  Pan Pacific             Sales Manager

            (b) inserting the following after the end of the last sentence:

                  "Licensee shall also establish a separate division based in Switzerland for the Europe Region."

      9. Paragraph 7.5 of the License is hereby amended by deleting the same in its entirety and replacing it with the following:

            "During each Annual Period, Licensee must achieve the Minimum Sales Levels indicated on Exhibit R for each Region/Area in the Territory. The Minimum Sales Level for each Region/Area in the Territory for each Annual Period must be the greater of (a) the amounts set forth in Exhibit R for such Region/Area in the Territory, if any, and (b)
            * of the actual Net Sales in such Region/Area for the immediately preceding Annual Period (except when the immediately preceding Annual Period is more than twelve months, in which case only the last twelve (12) months of such Annual Period shall apply). In no event, other than for the fourth Annual Period for the Areas/Regions other than the Western Hemisphere, may the Minimum Sales Level for any Annual Period be less than the Minimum Sales Level for the immediately preceding Annual Period."

* (CONFIDENTIAL PORTION OF THIS EXHIBIT OMITTED AND FILED SEPARATELY WITH THE SEC PURSUANT TO RULE 24b-2 OF THE 1934 ACT).


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
      10. Paragraph 7.7 of the License is hereby amended by deleting the same in its entirety and replacing it with the following:

            "7.7 APPROVED RETAIL CUSTOMERS. Licensee and its Distributors may sell Licensed Products only to those specialty shops, department stores and retail outlets (including those that sell directly to the consumer) that carry high quality and prestige merchandise and whose operations are consistent with Hilfiger's reputation and sales policies. In addition, Licensee may sell Licensed Products to corporate accounts, which have been approved in writing by Hilfiger, for the use of the employees of such corporate accounts ("Approved Corporate Accounts"). Approved Corporate Accounts shall in no event include corporate accounts selling alcohol, tobacco, gaming and firearms products. A list of Approved Corporate Accounts is annexed hereto as Exhibit P. Upon execution of this Agreement, and prior to the opening of each selling season (and whenever Licensee or its Distributors wish to sell Licensed Products to retail customers not previously approved by Hilfiger), Licensee must submit a list of such proposed retail customers (not including previously approved retail customers) for Hilfiger's written approval. Hilfiger has the right to withdraw any such approval on written notice to Licensee, provided, however, that Hilfiger will not withdraw approval of a retail customer which is then carrying any products of Hilfiger's men's sportswear licensee unless Hilfiger is reasonably dissatisfied with the display, delivery or inventory model of Licensed Products of such retail customer. After such notice, Licensee may not accept additional orders for Licensed Products from such retail customer, but may fill any existing order. Anything herein to the contrary notwithstanding, Licensee may sell Licensed Products to advertising specialty companies for resale only to Approved Corporate Accounts, for the use of their employees, and not for resale, provided that such advertising specialty companies shall, prior to receiving any Licensed Products from Licensee, execute an agreement substantially in the form annexed hereto as Exhibit Q and provide an original executed copy of such agreement to Hilfiger."

      11. Paragraph 7.8 is hereby amended by:

            (a) deleting clause (c) thereof and substituting in lieu thereof the following: "(c) sell or distribute any Licensed Products to jobbers, diverters, catalog vendors or any other entity that does not operate retail stores exclusively other than to its Distributors which distribute only to U.S. military bases or to retail customers in the Territory that satisfy the criteria set forth in Paragraph 7.7 hereof"; and

            (b) deleting the words "Licensee shall include and shall enforce the following on all invoices to its customers" and substituting in lieu thereof the words


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                  "Licensee shall include and shall enforce the following on all invoices to its retail customers".

      12. Paragraph 7.9c of the License is hereby amended by changing the chart heading from "Fixturing Obligation" to "U.S. Fixturing Obligation".

      13. Paragraph 7.12 of the License is hereby amended by deleting the third sentence thereof in its entirety and replacing it with the following:

            "The price for such Close-Outs and Seconds and any other Licensed Products purchased by Outlet Stores will be *

      14. Paragraph 7.13 of the License is hereby amended by deleting the same in its entirety and replacing it with the following:

            "7.13 PURCHASES BY FRANCHISEES AND TOMMY HILFIGER STORES. For the purposes hereof, "Franchisee" means the operator of stores not owned by or affiliated with Hilfiger that bear the name "Tommy Hilfiger", "Hilfiger" or any derivative thereof. Beginning on the first day of each of Licensee's market periods, Franchisees and Tommy Hilfiger Stores may purchase Licensed Products from Licensee. The prices charged to each shall be as follows:

                                        *

            All of the foregoing purchases will be on standard industry terms. Licensee will fill such orders in a manner at least as favorable as Licensee fills orders from its other customers.

      15. Paragraph 8.1 of the License is hereby amended by deleting the chart contained therein and replacing it with the following:


                              Guaranteed Minimum
            "Annual Period    Advertising Payment
            --------------    -------------------
            First
            Second
            Third                    *
            Fourth
            Fifth
            Sixth

*(CONFIDENTIAL PORTION OF THIS EXHIBIT OMITTED AND FILED SEPARATELY WITH THE SEC PURSUANT TO RULE 24b-2 OF THE 1934 ACT.)


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
      16. Paragraph 8.2 of the License is hereby amended by

            (a) adding the following at the end thereof:

            "Licensee may, with Hilfiger's approval in each instance, receive credit towards the Guaranteed Minimum Advertising Payments otherwise due, for cooperative advertising paid for by Licensee. Such approval may be withheld in Hilfiger's sole discretion and, if approved, such credit may be given only upon submission to Hilfiger of such proof of Licensee's expenditures and such advertising as is acceptable to Hilfiger." and

            (b) deleting Paragraph 8.2b in its entirety, effective as of July 1, 2002.

      17. Paragraph 8.3b is hereby amended by inserting the following after the first sentence thereof:

            "Hilfiger will, during the Term hereof, make its best efforts to expend an amount equivalent to *

      18. Paragraph 9.1 of the License is hereby amended by

            (a) deleting the first sentence thereof and replacing it with the following:

                  "Licensee shall, during each Annual Period or portion thereof (calculated on a pro rata basis), pay to Hilfiger the Guaranteed Minimum Royalties set forth on Exhibit S."

            (b) deleting the chart contained therein.

      19. Paragraph 15.3a of the License is hereby amended by deleting the third sentence thereof and replacing it with the following:

            "If Licensee fails to achieve a Minimum Sales Level for one Annual Period in any period of five (5) consecutive Annual Periods, provided that Licensee promptly pays to Hilfiger the Guaranteed Minimum Royalty for such Annual Period, this Agreement shall not be terminated. Notwithstanding the foregoing, if Licensee fails to meet a Minimum Sales Level for a second Annual Period during a period of five (5) consecutive Annual Periods, a notice of termination shall be effective on thirty (30) days notice as follows:

                  (i) If the Minimum Sales Level which Licensee fails to meet is for the Western Hemisphere, this entire Agreement shall be

*(CONFIDENTIAL PORTION OF THIS EXHIBIT OMITTED AND FILED SEPARATELY WITH THE SEC PURSUANT TO RULE 24b-2 OF THE 1934 ACT.)

                        terminable;

                  (ii) If the Minimum Sales Level which Licensee fails to meet is for either Europe or Pan Pacific, this Agreement shall be terminable only as to the Region for which the Minimum Sales Level is not achieved;

                  (iii) If the Minimum Sales Level which Licensee fails to meet is for one of the Areas in Europe, this Agreement shall be terminable as to that Area only."

      20. Exhibits R, and S annexed to this amendment are hereby added to the License.

      21. Except as modified hereby, all other paragraphs contained therein shall remain in full force and effect and nothing contained herein shall alter them in any way and are hereby in all respects ratified and confirmed.

      IN WITNESS WHEREOF, Hilfiger and Licensee have respectively signed this agreement as of the date first written above.

TOMMY HILFIGER LICENSING, INC.          MOVADO GROUP, INC.

By: /s/ Virginia M. Cleary              By: /s/ Richard Cote
Title: Assistant Secretary              Title: Exec.V.P./Chief Operating Officer

                                        MOVADO WATCH COMPANY, S.A.

                                        By: /s/ Richard Cote
                                        Title: Director


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
                                    EXHIBIT R

                              MINIMUM SALES LEVELS

                                        *

*(CONFIDENTIAL PORTION OF THIS EXHIBIT OMITTED AND FILED SEPARATELY WITH THE SEC PURSUANT TO RULE 24b-2 OF THE 1934 ACT).

                                    EXHIBIT S

                          GUARANTEED MINIMUM ROYALTIES

                                        *

*(CONFIDENTIAL PORTION OF THIS EXHIBIT OMITTED AND FILED SEPARATELY WITH THE SEC PURSUANT TO RULE 24b-2 OF THE 1934 ACT.)




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